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                                                                    EXHIBIT 10.2


                            PAYLESS SHOESOURCE, INC.

                      EXECUTIVE INCENTIVE COMPENSATION PLAN

                              FOR ANNUAL AWARDS FOR

                  MERCHANDISING AND RETAIL OPERATIONS FUNCTIONS

                             Effective May 28, 1999




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                            PAYLESS SHOESOURCE, INC.
                      EXECUTIVE INCENTIVE COMPENSATION PLAN
                              FOR ANNUAL AWARDS FOR
                  MERCHANDISING AND RETAIL OPERATIONS FUNCTIONS

        This document constitutes and sets forth the terms of the Payless ShoeSource, Inc. Executive Incentive Compensation Plan for Annual Awards for Merchandising and Retail Operations Functions.

Section 1. PURPOSES OF THE PLAN. The purposes of the Plan are (i) to provide a means to attract, retain and motivate talented personnel and (ii) to provide to participating management employees added incentive for high levels of performance and for additional effort to improve the financial performance of the Company.

Section 2. DEFINITIONS. Whenever used herein, the following terms shall have the following meanings:

        a. "Annual Award" means, for each Participant, for a Fiscal Year, the product of the Participant's Minimum Annual Compensation for such Fiscal Year multiplied by the aggregate of the applicable set of factors listed in i to x below, as assigned to the Participant by the
        Committee:



                i.      Category Gross Margin Rate Factor for such Fiscal Year



                ii.     Category Inventory Turnover Factor for such Fiscal Year

                iii.    Category Sales Factor for such Fiscal Year

                iv.     Company Gross Margin Rate Factor for such Fiscal Year

                v.      Company Sales Factor for such Fiscal Year

                vi.     Payless Gross Margin Rate Factor for such Fiscal Year

                vii.    Payless Inventory Turnover Factor for such Fiscal Year

                viii. Payless Return on Sales Percentage Factor for such Fiscal Year

                ix.     Payless Sales Factor for such Fiscal Year

                x.      PSSI Gross Margin Contribution Factor for such Fiscal
                        Year.

         b. "Base Percent" means for each Participant and each applicable Factor, the percentage set by the Committee.

         c. "Category Gross Margin Rate Factor" means, for a Participant for a Fiscal Year (i) zero percent, if actual Category Gross Margin Rate, for the relevant category, for such Fiscal Year is less than the Participant's Threshold Annual Category Gross Margin Rate Objective,
         (ii) the Base Percent, if actual Category Gross Margin Rate, for the relevant category, for such Fiscal Year equals or exceeds the Participant's Threshold Annual Category Gross Margin Rate Objective plus (iii) the Target Percent multiplied by a fraction (not less than zero and not greater than one), the numerator of which is the actual Category Gross Margin Rate, for the relevant category, for such Fiscal Year less the Threshold Annual Category Gross Margin Rate Objective and the denominator of which is the Participant's Maximum Annual Category Gross Margin Rate Objective less the Threshold Annual Category Gross Margin Rate Objective; provided, however, that the percentages referred to in this Section 2(c) may be adjusted by the Committee as provided in
         Section 4(b).




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         d.    "Category Inventory Turnover Factor" means, for a Participant for a Fiscal Year (i) zero percent, if actual Category Inventory Turnover, for the relevant category, for such Fiscal Year is less than the Participant's Threshold Annual Category Inventory Turnover Objective,
         (ii) the Base Percent, if actual Category Inventory Turnover, for the relevant category, for such Fiscal Year equals or exceeds the Participant's Threshold Annual Category Inventory Turnover Objective plus (iii) the Target Percent multiplied by a fraction (not less than zero and not greater than one), the numerator of which is the actual Category Inventory Turnover, for the relevant category, for such Fiscal Year less the Threshold Annual Category Inventory Turnover Objective and the denominator of which is the Participant's Maximum Annual Category Inventory Turnover Objective less the Threshold Annual
         Category Inventory Turnover Objective; provided, however, that the percentages referred to in this Section 2(d) may be adjusted by the Committee as provided in Section 4(b).

         e. "Category Sales Factor" means, for a Participant for a Fiscal Year (i) zero percent, if actual Category Sales, for the relevant category, for such Fiscal Year is less than the Participant's Threshold Annual Category Sales Objective, (ii) the Base Percent, if actual Category Sales, for the relevant category, for such Fiscal Year equals or exceeds the Participant's Threshold Annual Category Sales Objective plus (iii) the Target Percent multiplied by a fraction (not less than zero and not greater than one), the numerator of which is the actual Category Sales, for the relevant category, for such Fiscal Year less the Threshold Annual Category Sales Objective and the denominator of which is the Participant's Maximum Annual Category Sales Objective less the Threshold Annual Category Sales Objective; provided, however, that the percentages referred to in this Section 2(e) may be adjusted by the Committee as provided in Section 4(b).

         f. "Company Gross Margin Rate Factor" means, for a Participant for a Fiscal Year (i) zero percent, if actual Company Gross Margin Rate, for the relevant company, for such Fiscal Year is less than the Participant's Threshold Annual Company Gross Margin Rate Objective,
         (ii) the Base Percent, if actual Company Gross Margin Rate, for the relevant company, for such Fiscal Year equals or exceeds the Participant's Threshold Annual Company Gross Margin Rate Objective plus
         (iii) the Target Percent multiplied by a fraction (not less than zero and not greater than one), the numerator of which is the actual Company Gross Margin Rate, for the relevant company, for such Fiscal Year less the Threshold Annual Company Gross Margin Rate Objective and the denominator of which is the Participant's Maximum Annual Company Gross Margin Rate Objective less the Threshold Annual Company Gross Margin Rate Objective; provided, however, that the percentages referred to in this Section 2(f) may be adjusted by the Committee as provided in
         Section 4(b).

         g.    "Company Sales Factor" means, for a Participant for a Fiscal Year
         (i) zero percent, if actual Company Sales, for the relevant company, for such Fiscal Year is less than the Participant's Threshold Annual Company Sales Objective, (ii) the Base Percent, if actual Company Sales , for the relevant company, for such Fiscal Year equals or exceeds the Participant's Threshold Annual Company Sales Objective plus (iii) the Target Percent multiplied by a fraction (not less than zero and not greater than one), the numerator of which is the actual Company Sales, for the relevant company, for such Fiscal Year less the Threshold Annual Company Sales Objective and the denominator of which is the Participant's Maximum Annual Company Sales Objective less the Threshold Annual Company Sales Objective; provided, however, that the percentages referred to in this Section 2(g) may be adjusted by the Committee as provided in Section 4(b).

         h. "Payless Gross Margin Rate Factor" means, for a Participant for a Fiscal Year (i) zero percent, if actual Payless Gross Margin Rate for such Fiscal Year is less than the Participant's Threshold Annual Payless Gross Margin Rate Objective, (ii) the Base Percent, if actual Payless Gross Margin Rate for such Fiscal Year equals or exceeds the Participant's Threshold Annual Payless Gross Margin Rate plus (iii) the Target Percent multiplied by a fraction (not less than zero and not greater than one), the numerator of which is the actual Payless Gross Margin Rate for such Fiscal Year less the Threshold Annual Payless Gross Margin Rate Objective and the denominator of which is the Participant's Maximum Annual Payless




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         Gross Margin Rate Objective less the Threshold Annual Payless Gross
         Margin Objective; provided, however, that the percentages referred to in this Section 2(h) may be adjusted by the Committee as provided in
         Section 4(b).

         i."Payless Inventory Turnover Factor" means, for a Participant for a Fiscal Year (i) zero percent, if actual Payless Inventory Turnover for such Fiscal Year is less than the Participant's Threshold Annual Payless Inventory Turnover Objective, (ii) the Base Percent, if actual Payless Inventory Turnover for such Fiscal Year equals or exceeds the Participant's Threshold Annual Payless Inventory Turnover Objective plus (iii) the Target Percent multiplied by a fraction (not less than zero and not greater than one), the numerator of which is the actual Payless Inventory Turnover for such Fiscal Year less the Threshold Annual Payless Inventory Turnover Objective and the denominator of which is the Participant's Maximum Annual Payless Inventory Turnover Objective less the Threshold Annual Payless Inventory Turnover Objective; provided, however, that the percentages referred to in this
         Section 2(i) may be adjusted by the Committee as provided in Section 4(b).

         j. "Payless Return on Sales Percentage Factor" means, for a Participant for a Fiscal Year (i) zero percent, if actual Payless Return on Sales Percentage for such Fiscal Year is less than the Participant's Threshold Annual Payless Return on Sales Percentage Objective, (ii) the Base Percent, if actual Payless Return on Sales Percentage for such Fiscal Year equals or exceeds the Participant's Threshold Annual Payless Return on Sales Percentage Objective plus
         (iii) the Target Percent multiplied by a fraction (not less than zero and not greater than one), the numerator of which is the actual Payless Return on Sales Percentage for such Fiscal Year less the Threshold Annual Payless Return on Sales Percentage Objective and the denominator of which is the Participant's Maximum Annual Payless Return on Sales Percentage Objective less the Threshold Annual Payless Return on Sales Percentage Objective; provided, however, that the percentages referred to in this Section 2 (j) may be adjusted by the Committee as provided in Section 4(b).

         k.    "Payless Sales Factor" means, for a Participant for a Fiscal Year
         (i) zero percent, if actual Payless Sales for such Fiscal Year is less than the Participant's Threshold Annual Payless Sales Objective, (ii) the Base Percent, if actual Payless Sales for such Fiscal Year equals or exceeds the Participant's Threshold Annual Payless Sales Objective plus (iii) the Target Percent multiplied by a fraction (not less than zero and not greater than one), the numerator of which is the actual Payless Sales for such Fiscal Year less the Threshold Annual Payless Sales Objective and the denominator of which is the Participant's Maximum Annual Payless Sales Objective less the Threshold Annual Payless Sales Objective; provided, however, that the percentages referred to in this Section 2(k) may be adjusted by the Committee as provided in Section 4(b).

         l. "PSSI Gross Margin Contribution Factor" means, for a Participant for a Fiscal Year (i) zero percent, if actual PSSI Gross Margin Contribution for such Fiscal Year is less than the Participant's Threshold Annual PSSI Gross Margin Contribution Objective, (ii) the Base Percent, if actual PSSI Gross Margin Contribution for such Fiscal Year equals or exceeds the Participant's Threshold Annual PSSI Gross Margin Contribution Objective plus (iii) the Target Percent multiplied by a fraction (not less than zero and not greater than one), the numerator of which is the actual PSSI Gross Margin Contribution for such Fiscal Year less the Threshold Annual PSSI Gross Margin Contribution Objective and the denominator of which is the Participant's Maximum Annual PSSI Gross Margin Contribution Objective less the Threshold PSSI Gross Margin Contribution Objective; provided, however, that the percentages referred to in this Section 2(l) may be adjusted by the Committee as provided in Section 4(b).

         m.    "Board" means the Board of Directors of the Company.

         n. "Committee" means the Compensation and Nominating Committee of the Board; provided, however, the Compensation and Nominating Committee of the Board may delegate its powers under this


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         Plan, except for its powers specified in Section 12, to a management committee ("Management Committee") comprised of the Chief Executive Officer, the President and such other management personnel as the Chief Executive Officer and the President may designate from time to time, none of whom shall be eligible to participate in the Plan, in which case the term "Committee" with respect to such Sections shall be deemed to refer to the Management Committee.

         o.    "Company" means Payless ShoeSource, Inc., a Delaware corporation.

         p. "Disability" means the inability of a Participant to perform the normal duties of the Participant's regular occupation.

         q.    "Fiscal Year" means the fiscal year of the Company.

         r. "Minimum Annual Compensation" means, for a Fiscal Year, (i) the Participant's minimum annual salary rate as of November 1 of such Fiscal Year or (ii) if a Participant is designated as such as of a date after November 1 in such Fiscal Year, the Participant's minimum annual salary rate as of such date; provided that if the Committee determines that such compensation rate does not adequately reflect such Participant's minimum annual salary rate for such Fiscal Year or if the Fiscal Year does not contain a November 1 (as in a short year), then the term shall mean the salary rate determined by the Committee in its absolute discretion; provided further, that upon the written agreement of the Participant and the Company, the term shall mean such lesser amount as is agreed to by the parties.

         s. "Target Percent" means for each Participant and each applicable Factor, the maximum percentage of Minimum Annual Compensation that can be earned with respect to each factor as set by the Committee less the Base Percent.

         t. "Participant" means an individual who has been designated to participate in the Plan in accordance with Section 3 of the Plan.

         u. "Plan" mean the Payless ShoeSource, Inc. Executive Incentive Compensation Plan for Annual Awards for Merchandising and Retail Operations Functions.

         v. "Retirement" means, as to a Participant, retirement as that word is defined in the Company's Profit Sharing Plan (or comparable plan of a Subsidiary applicable to a Participant).

         w. "Subsidiary" means a subsidiary corporation of the Company within the meaning of Section 425(f) of the Internal Revenue Code.

         x. The terms "Maximum Annual Category Gross Margin Rate Objective," "Threshold Annual Category Gross Margin Rate Objective," "Maximum Annual Category Inventory Turnover Objective," "Threshold Annual Category Inventory Turnover Objective," "Maximum Annual Category Sales Objective," "Threshold Annual Category Sales Objective," "Maximum Annual Company Gross Margin Rate Objective," "Threshold Annual Company Gross Margin Rate Objective," "Maximum Annual Company Sales Objective," "Threshold Annual Company Sales Objective," "Maximum Annual Payless Gross Margin Rate Objective," "Threshold Annual Payless Gross Margin Rate Objective," "Maximum Annual Payless Inventory Turnover Objective," "Threshold Annual Payless Inventory Turnover Objective," "Maximum Annual Payless Return on Sales Percentage Objective," "Threshold Annual Payless Return on Sales Percentage Objective," "Maximum Annual Payless Sales Objective," "Threshold Annual Payless Sales Objective," "Maximum Annual PSSI Gross Margin Contribution Objective" and "Threshold Annual PSSI Gross Margin Contribution Objective" shall mean the respective objectives determined by the Committee for each Participant pursuant to
         Section 6 of the Plan.



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         y.    The terms "Category Gross Margin Rate," "Category Inventory
         Turnover," "Category Sales," "Company Gross Margin Rate," "Company Sales," "Payless Gross Margin Rate," "Payless Inventory Turnover," "Payless Return on Sales Percentage," "Payless Sales" and "PSSI Gross Margin Contribution" shall have the meaning ascribed to them in such report(s) as the Company's management generally relies upon; provided, however, that in the event any of these terms identify data which is disclosed by the Company to the Securities Exchange Commission or the New York Stock Exchange, the definition of such data, as disclosed, shall be the meaning of the term.

Section 3. ELIGIBILITY. Management employees of the Company and its Subsidiaries who are in the merchandising and retail operations functions of the Company shall be eligible to participate in the Plan. The Committee may, in its sole discretion, designate any such individual as a Participant for a particular Fiscal Year before the end of such Fiscal Year. Designation of an individual as a Participant for any period shall not require designation of such individual as a Participant in any other period, and designation of one individual as a Participant shall not require designation of any other individual as a Participant in such period or in any other period.

Section 4.     ANNUAL AWARD.

         a. Subject to the other provisions of the Plan, a Participant for a Fiscal Year who is designated as such for an entire Fiscal Year shall be entitled to an Annual Award for such Fiscal Year. Subject to the other provisions of the Plan, a Participant for a Fiscal Year who is designated as such for less than an entire Fiscal Year shall be entitled to a reduced Annual Award for such Fiscal Year equal to the Annual Award for such Fiscal Year multiplied by a fraction, the numerator of which shall be the number of complete fiscal months between (i) the first day of the fiscal month in which occurs the date as of which the Participant was so designated and (ii) the end of such Fiscal Year and the denominator of which shall be twelve.

         b. The Committee may change the percentages referred to in the definitions of "Category Gross Margin Rate Factor," "Category Inventory Turnover Factor," "Category Sales Factor," "Company Gross Margin Rate Factor," "Company Sales Factor," "Payless Gross Margin Rate Factor," "Payless Inventory Turnover Factor," "Payless Return on Sales Percentage Factor," "Payless Sales Factor" and "PSSI Gross Margin Contribution Factor" for any Fiscal Year, provided that the maximum Annual Award which may be paid under such different percentage may not be greater than 45 percent of the relevant Participant's Minimum Annual Compensation for such Fiscal Year.

Section 5. DISCRETIONARY ADJUSTMENT OF AWARDS.In the event that the Committee determines, in its absolute discretion, that an Annual Award payable to a Participant in accordance with the other terms of the Plan should be adjusted, upwards or downwards, based on all the facts and circumstances known to the Committee at the time, then, at any time prior to the closing of the Company's books for a Fiscal Year, the Committee may, in its sole and absolute discretion, increase or decrease any such Annual Award (for such Fiscal Year) to such amount as it determines.

Section 6. ANNUAL TARGETS. For each Fiscal Year, (i) threshold, target and maximum annual objectives, (ii) the Base Percent, and (iii) the Target Percent with respect to Category Gross Margin Rate, Category Inventory Turnover, Category Sales, Company Gross Margin Rate, Company Sales, Payless Gross Margin Rate, Payless Inventory Turnover, Payless Return on Sales Percentage, Payless Sales and PSSI Gross Margin Contribution, as applicable, shall be determined by the Committee as soon as practicable after the commencement of such Fiscal Year for each Participant. The Committee shall cause the respective objectives for each Participant to be provided to such Participant as soon thereafter as practicable. Such objectives shall remain in effect for the entire Fiscal Year, unless the Committee determines, in its absolute discretion, that such objectives should be modified.



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Section 7.     PAYMENT OF AWARDS.

        a. Annual Awards for a Fiscal Year shall be payable in cash within three months after the close of such Fiscal Year or as soon thereafter as practicable.

        b. A Participant may elect to defer all or a portion of an award under the Payless ShoeSource, Inc. Deferred Compensation Plan.

        c. The Company shall have the right to deduct any sums that federal, state or local tax laws require to be withheld with respect to any payment of awards.

Section 8.     TERMINATION OF EMPLOYMENT.

        a. Death, Disability or Retirement. In the event of death or disability of the Participant while employed and Retirement of the Participant (each a "Section 8(a) Event"), the Participant shall be entitled to an Annual Award with respect to the Fiscal Year in which the
        Section 8(a) Event occurs equal to the Annual Award otherwise payable (if any) for that Fiscal Year, prorated to the end of the fiscal month in which such Section 8(a) Event occurs.

        b.     Termination of Employment other than Section 8(a).

               i. In the event of the termination of employment of the Participant not covered by Section 8(a) above which occurs at the end of the term of the Participant's then-current written employment agreement (if any) with the Company or Subsidiary, or in the event of such a termination of a Participant who has no current written employment agreement with the Company or Subsidiary, such event shall be deemed to be a Section 8(a) Event, and the Participant shall be entitled to an Annual Award as provided in Section 8(a).

               ii. In the event of the termination of employment of the Participant not covered by Section 8(a) above before the end of the term of the Participant's then-current written employment agreement (if any) with the Company or Subsidiary, with the written consent of the Company (a "Section 8(b)(ii) Event"), the Participant shall be entitled to an Annual Award with respect to the Fiscal Year in which the Section 8(b)(ii) Event occurs equal to the actual award otherwise payable for the Fiscal Year (if any); provided, however, that in the event that the term of the Participant's then-current employment agreement is due to expire during that Fiscal Year, then the Annual Award shall be prorated to the end of the fiscal month in which such term is due to expire.

               iii. In the event of the termination of employment of the Participant not otherwise covered by this Section 8 before the end of the term of the Participant's then-current written employment agreement (if any) with the Company or Subsidiary, without the written consent of the Company, the Participant shall not be entitled to any Annual Award with respect to any Fiscal Year which has not been completed as of the date of such termination of employment. The Participant shall forfeit any right or interest in any award for any such Fiscal Year. Annual Awards with respect to Fiscal Years which ended prior to the date of such termination of employment shall remain unaffected.

        c. For purposes of this Section 8, the term "written consent of the Company" shall refer to an express written consent of the Company, duly executed by the Company, which, by its own terms, expressly refers to this Section 8 of the Plan.




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Section 9.     TRANSFERS AND CHANGES IN RESPONSIBILITIES.

        a. In the event that (i) a Participant's responsibilities are changed or that a Participant is transferred from the Participant's then-current operating division of the Company or Subsidiary to another operating division of the Company or Subsidiary, and (ii) the Participant remains employed by the Company or by a Subsidiary following such change or transfer (a "Section 9 Event") and the Participant and the Company either agree that the Section 9 Event is of such a character that the Participant's participation in the Plan should cease as of the date of such Section 9 Event or fail to agree on whether such Section 9 Event is of such a character, then any Annual Award to which the Participant would otherwise be entitled under the terms of the Plan shall be prorated to the date of such event.

         b. In the event that a Section 9 Event occurs and the Participant and the Company agree that such change or transfer is of such a character that the Participant's participation should not cease as of the date of such change or transfer, then any Annual Award to which the Participant would be entitled under the terms of the Plan:

               i. with respect to the portion of the Fiscal Year before such event, shall be the pro rata portion of the Annual Award, if any, otherwise payable to such Participant based on the Participant's objectives and on the performance of the division, Subsidiary or operation for which the Participant was employed before such event, and

                ii. with respect to the portion of the Fiscal Year after such event, shall be the pro rata portion of the Annual Award, if any, otherwise payable to such Participant based on the Participant's objectives and on the performance of the division, Subsidiary or operation for which the Participant was employed after such event.

In the event that more than one such Section 9 Event shall occur in any one Fiscal Year for any Participant, the Committee shall adjust any Annual Award in such manner as the Committee shall determine, in its absolute discretion, to reflect the purposes and intent of the Plan. Moreover, the Committee has the right to adjust all awards pursuant to Section 5, in its absolute discretion, which may be exercised in such a manner as the Committee deems fair and equitable, based on the performance of the Participant while participating in any other bonus or compensation plan of the Company.

Section 10.    RIGHTS OF PARTICIPANTS AND BENEFICIARIES.

        a. Nothing contained in the Plan shall confer upon any Participant any right to continue in the employ of the Company or constitute any contract or agreement of employment or interfere in any way with the right of the Company to terminate or change the conditions of employment.

        b. So long as the Participant is alive, the Company shall pay all amounts payable hereunder only to the Participant or his or her personal representatives. In the event of the death of a Participant, payments of all amounts otherwise due to the Participant under the Plan shall be made to the Participant's beneficiary at the time of death under the Company Paid Life Insurance Plan of Payless ShoeSource, Inc., if applicable, or to such other beneficiary as the Participant shall have designated, in writing, for purposes of this Plan on a form provided by the Company or, in the absence of a designation of beneficiary, to the Participant's estate.

        c. Subject to the provisions of Section 10(d), rights to payments under the Plan shall not be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, levy or charge, and any attempt to do so shall be void; nor shall any such amounts be in any manner liable for or subject to the debts, contracts, liabilities, engagements or torts of the Participant or his or her beneficiaries.


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        d.     Nothing in this Section 10 shall prohibit the personal
        representatives of a Participant from designating that any amount that would otherwise be distributed to the Participant's estate should be distributed in accordance with the terms of the Participant's last will and testament or pursuant to the laws of descent and distribution.

Section 11. UNFUNDED CHARACTER OF THE PLAN. The right of a Participant to receive any Annual Award hereunder shall be an unsecured claim against the general assets of the Company. Nothing in the Plan shall require the Company to invest any amounts in the common stock of the Company or in any other medium.

Section 12. AMENDMENT OR TERMINATION. The Committee may, by resolution, amend or terminate the Plan at any time provided, however, the Committee may not, without the consent of the Participant, amend or terminate the Plan in such a manner as to affect adversely any Annual Award which would have been payable, based on the terms of the Plan immediately prior to any such amendment or termination, for any Fiscal Year which has already commenced as of the effective date of the amendment or termination.

Section 13.    INTERPRETATION.   Any interpretation of or dispute regarding the
meaning of any term hereof shall be as determined or resolved, as appropriate, by the Committee in its absolute discretion.




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